SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                                  -------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 16, 1999



                        RECKSON SERVICE INDUSTRIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                    Delaware
                            (STATE OF INCORPORATION)


             1-14183                                      11-3383642
     (COMMISSION FILE NUMBER)                      (IRS EMPLOYER ID. NUMBER)

       225 Broadhollow Road                                 11747
        Melville, New York                                (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (516) 719-7400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.           OTHER EVENTS

     On April 16, 1999, Reckson Service Industries, Inc. ("RSI") announced that it will increase its existing investment in OnSite Access as part of a definitive equity financing agreement in the amount of $60 million. This equity raise consists of RSI and a private equity investor group which includes Spectrum Equity Investors, AT&T Ventures, Crosspoint Venture Partners and JP Morgan Investment Corporation.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (C)      EXHIBITS

         99       Press Release, dated April 16, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 RECKSON SERVICE INDUSTRIES, INC.



                                 By:/s/ Michael Maturo
                                    ------------------------------------------
                                    Michael Maturo
                                    Executive Vice President, Chief Financial
                                    Officer and Treasurer


Date:  April 16, 1999